UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : February 8, 2006
Grant Prideco, Inc.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)	77060 (Zip Code)
Registrant’s telephone number, including area code: (281) 878-8000

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition
On February 8, 2006, Grant Prideco issued a press release containing its fourth quarter 2005 and fiscal 2005 results of operations. The press release is attached as Exhibit 99.1 to this Report on Form 8-K.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.
99.1	Press Release Regarding Fourth Quarter 2005 Earnings.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: February 8, 2006	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel